Exhibit 99.2
BRISTOL-MYERS SQUIBB COMPANY
QUARTERLY TREND ANALYSIS OF REVENUES
(Unaudited, dollars in millions)

Revenues	2020							2021							% Change		FX Impact(b)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
United States	$6,766	$6,487	$13,253	$6,542	$19,795	$6,782	$26,577	$7,010	$7,388	$14,398	$7,296	$21,694	$7,520	$29,214	11%	10%	—	—
Europe	2,567	2,136	4,703	2,453	7,156	2,697	9,853	2,553	2,689	5,242	2,661	7,903	2,784	10,687	3%	8%	(3)%	3%
Rest of the World	1,335	1,334	2,669	1,361	4,030	1,427	5,457	1,346	1,435	2,781	1,391	4,172	1,460	5,632	2%	3%	(4)%	1%
Other(a)	113	172	285	184	469	162	631	164	191	355	276	631	221	852	36%	35%	—	—
Total	$10,781	$10,129	$20,910	$10,540	$31,450	$11,068	$42,518	$11,073	$11,703	$22,776	$11,624	$34,400	$11,985	$46,385	8%	9%	(1)%	1%

% of Revenues	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
United States	62.8%	64.0%	63.4%	62.1%	62.9%	61.3%	62.5%	63.3%	63.1%	63.2%	62.8%	63.1%	62.7%	63.0%
Europe	23.8%	21.1%	22.5%	23.3%	22.8%	24.4%	23.2%	23.1%	23.0%	23.0%	22.9%	23.0%	23.2%	23.0%
Rest of the World	12.4%	13.2%	12.8%	12.9%	12.8%	12.9%	12.8%	12.2%	12.3%	12.2%	12.0%	12.1%	12.2%	12.1%
Other	1.0%	1.7%	1.3%	1.7%	1.5%	1.4%	1.5%	1.4%	1.6%	1.6%	2.3%	1.8%	1.9%	1.9%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(a)    Other revenues include royalties and alliance-related revenues for products not sold by our regional commercial organizations.
(b)    Foreign exchange impacts were derived by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.

BRISTOL-MYERS SQUIBB COMPANY
EARNINGS FROM OPERATIONS
(Unaudited, dollars and shares in millions except per share data)

	2020							2021							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net product sales	$10,541	$9,817	$20,358	$10,197	$30,555	$10,766	$41,321	$10,798	$11,405	$22,203	$11,243	$33,446	$11,609	$45,055	8%	9%
Alliance and other revenues	240	312	552	343	895	302	1,197	275	298	573	381	954	376	1,330	25%	11%
Total Revenues	10,781	10,129	20,910	10,540	31,450	11,068	42,518	11,073	11,703	22,776	11,624	34,400	11,985	46,385	8%	9%

Cost of products sold(a)	3,662	2,699	6,361	2,502	8,863	2,910	11,773	2,841	2,452	5,293	2,291	7,584	2,356	9,940	(19)%	(16)%
Marketing, selling and administrative	1,606	1,628	3,234	1,706	4,940	2,721	7,661	1,666	1,882	3,548	1,788	5,336	2,354	7,690	(13)%	—
Research and development	2,372	2,522	4,894	2,499	7,393	3,750	11,143	2,225	3,271	5,496	3,251	8,747	2,607	11,354	(30)%	2%
IPRD charge - MyoKardia acquisition	—	—	—	—	—	11,438	11,438	—	—	—	—	—	—	—	(100)%	(100)%
Amortization of acquired intangible assets	2,282	2,389	4,671	2,491	7,162	2,526	9,688	2,513	2,547	5,060	2,546	7,606	2,417	10,023	(4)%	3%
Other (income)/expense, net	1,163	(736)	427	(915)	(488)	(1,826)	(2,314)	(702)	(2)	(704)	(409)	(1,113)	393	(720)	**	(69)%
Total Expenses	11,085	8,502	19,587	8,283	27,870	21,519	49,389	8,543	10,150	18,693	9,467	28,160	10,127	38,287	(53)%	(22)%

Earnings/(Loss) Before Income Taxes	(304)	1,627	1,323	2,257	3,580	(10,451)	(6,871)	2,530	1,553	4,083	2,157	6,240	1,858	8,098	**	**
Provision/(Benefit) for Income Taxes	462	1,707	2,169	379	2,548	(424)	2,124	501	492	993	605	1,598	(514)	1,084	21%	(49)%
Net Earnings/(Loss)	(766)	(80)	(846)	1,878	1,032	(10,027)	(8,995)	2,029	1,061	3,090	1,552	4,642	2,372	7,014	**	**
Noncontrolling Interest	9	5	14	6	20	—	20	8	6	14	6	20	—	20	N/A	—
Net Earnings/(Loss) Attributable to BMS	$(775)	$(85)	$(860)	$1,872	$1,012	$(10,027)	$(9,015)	$2,021	$1,055	$3,076	$1,546	$4,622	$2,372	$6,994	**	**

Net Earnings used for Diluted EPS Calculation		$333	$1,270	$721	$1,991				$333	$1,270	$721	$1,991			(38)%	11%

Diluted Earnings/(Loss) per Common Share*	$(0.34)	$(0.04)	$(0.38)	$0.82	$0.44	$(4.45)	$(3.99)	$0.89	$0.47	$1.36	$0.69	$2.05	$1.07	$3.12	**	**

Weighted-Average Common Shares Outstanding - Diluted	2,258	2,263	2,261	2,290	2,295	2,252	2,258	2,265	2,252	2,258	2,243	2,253	2,219	2,245	—	—
Dividends declared per common share	$0.45	$0.45	$0.90	$0.45	$1.35	$0.49	$1.84	$0.49	$0.49	$0.98	$0.49	$1.47	$0.54	$2.01	10%	9%

	2020							2021
% of Total Revenues	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Margin	66.0%	73.4%	69.6%	76.3%	71.8%	73.7%	72.3%	74.3%	79.0%	76.8%	80.3%	78.0%	80.3%	78.6%

Other Ratios
Effective tax rate	(152.0)%	104.9%	163.9%	16.8%	71.2%	4.1%	(30.9)%	19.8%	31.7%	24.3%	28.0%	25.6%	(27.7)%	13.4%

Other (income)/expense, net	2020							2021							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense(b)	$362	$357	$719	$346	$1,065	$355	$1,420	$353	$330	$683	$328	$1,011	$323	$1,334	(9)%	(6)%
Royalties and licensing income	(410)	(311)	(721)	(403)	(1,124)	(403)	(1,527)	(367)	(405)	(772)	(425)	(1,197)	(536)	(1,733)	33%	13%
Equity investment (gains)/losses	338	(818)	(480)	(244)	(724)	(504)	(1,228)	(601)	(148)	(749)	(465)	(1,214)	469	(745)	**	(39)%
Integration expenses	174	166	340	195	535	182	717	141	152	293	141	434	130	564	(29)%	(21)%
Contingent consideration	556	(165)	391	(988)	(597)	(1,160)	(1,757)	(510)	—	(510)	—	(510)	(32)	(542)	(97)%	(69)%
Loss on debt redemption	—	—	—	—	—	—	—	281	—	281	—	281	—	281	N/A	**
Provision for restructuring	160	115	275	176	451	79	530	45	78	123	27	150	19	169	(76)%	(68)%
Litigation and other settlements	32	(1)	31	10	41	(235)	(194)	(8)	44	36	13	49	33	82	**	**
Transition and other service fees	(61)	(50)	(111)	(18)	(129)	(20)	(149)	(15)	(22)	(37)	(6)	(43)	(6)	(49)	(70)%	(67)%
Investment income	(61)	(25)	(86)	(13)	(99)	(22)	(121)	(9)	(12)	(21)	(12)	(33)	(6)	(39)	(73)%	(68)%
Divestiture (gains)/losses	(16)	9	(7)	1	(6)	(49)	(55)	—	(11)	(11)	2	(9)	—	(9)	(100)%	(84)%
Reversion excise tax	76	—	76	—	76	—	76	—	—	—	—	—	—	—	N/A	(100)%
Intangible asset impairment	—	21	21	—	21	—	21	—	—	—	—	—	—	—	N/A	(100)%
Other	13	(34)	(21)	23	2	(49)	(47)	(12)	(8)	(20)	(12)	(32)	(1)	(33)	(98)%	(30)%
Other (income)/expense, net	$1,163	$(736)	$427	$(915)	$(488)	$(1,826)	$(2,314)	$(702)	$(2)	$(704)	$(409)	$(1,113)	$393	$(720)	**	(69)%
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
**    In excess of +/- 100%.
(a)    Excludes amortization of acquired intangible assets.
(b)    Includes amortization of purchase price adjustments to Celgene debt.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT
FOR THE PERIOD ENDED DECEMBER 31, 2020
(Unaudited, dollars in millions)

QUARTER-TO-DATE	2021	2020	$ Change	% Change	Favorable/(Unfavorable) FX Impact $*	2020 Excluding FX	Favorable/(Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$11,985	$11,068	$917	8%	$(124)	$12,109	(1)%	9%
Gross profit	9,629	8,158	1,471	18%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	9,629	8,833	796	9%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	80.3%	79.8%

Marketing, selling and administrative	2,354	2,721	(367)	(13)%	17	2,371	—	(13)%
Marketing, selling and administrative excluding specified items(a)	2,352	2,480	(128)	(5)%	17	2,369	1%	(4)%

Marketing, selling and administrative excluding specified items as a % of revenues	19.6%	22.4%

Research and development	2,607	3,750	(1,143)	(30)%	6	2,613	—	(30)%
Research and development excluding specified items(a)	2,607	2,537	70	3%	6	2,613	—	3%

Research and development excluding specified items as a % of revenues	21.8%	22.9%

YEAR-TO-DATE	2021	2020	$ Change	% Change	Favorable/(Unfavorable) FX Impact $*	2020 Excluding FX	Favorable/(Unfavorable) FX Impact %*	% Change Excluding FX
Revenues	$46,385	$42,518	$3,867	9%	$435	$45,950	1%	8%
Gross profit	36,445	30,745	5,700	19%	N/A	N/A	N/A	N/A
Gross profit excluding specified items(a)	37,048	34,045	3,003	9%	N/A	N/A	N/A	N/A

Gross profit excluding specified items as a % of revenues	79.9%	80.1%

Marketing, selling and administrative	7,690	7,661	29	—	(59)	7,631	—	—
Marketing, selling and administrative excluding specified items(a)	7,687	7,382	305	4%	(59)	7,628	(1)%	3%

Marketing, selling and administrative excluding specified items as a % of revenues	16.6%	17.4%

Research and development	11,354	11,143	211	2%	(21)	11,333	—	2%
Research and development excluding specified items(a)	9,531	9,237	294	3%	(21)	9,510	—	3%

Research and development excluding specified items as a % of revenues	20.5%	21.7%
*    Foreign exchange impacts were derived by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.
(a)    Refer to the Specified Items schedule for further details.

BRISTOL-MYERS SQUIBB COMPANY
WORLDWIDE REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2020							2021							$ Change		% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD

Revlimid	$2,915	$2,884	$5,799	$3,027	$8,826	$3,280	$12,106	$2,944	$3,202	$6,146	$3,347	$9,493	$3,328	$12,821	$48	$715	1%	6%
Eliquis	2,641	2,163	4,804	2,095	6,899	2,269	9,168	2,886	2,792	5,678	2,413	8,091	2,671	10,762	402	1,594	18%	17%
Opdivo	1,766	1,653	3,419	1,780	5,199	1,793	6,992	1,720	1,910	3,630	1,905	5,535	1,988	7,523	195	531	11%	8%
Pomalyst/Imnovid	713	745	1,458	777	2,235	835	3,070	773	854	1,627	851	2,478	854	3,332	19	262	2%	9%
Orencia	714	750	1,464	826	2,290	867	3,157	758	814	1,572	870	2,442	864	3,306	(3)	149	—	5%
Sprycel	521	511	1,032	544	1,576	564	2,140	470	541	1,011	551	1,562	555	2,117	(9)	(23)	(2)%	(1)%
Yervoy	396	369	765	446	1,211	471	1,682	456	510	966	515	1,481	545	2,026	74	344	16%	20%
Abraxane	300	308	608	342	950	297	1,247	314	296	610	266	876	305	1,181	8	(66)	3%	(5)%
Reblozyl	8	55	63	96	159	115	274	112	128	240	160	400	151	551	36	277	31%	**
Empliciti	97	97	194	96	290	91	381	85	86	171	82	253	81	334	(10)	(47)	(11)%	(12)%
Abecma	—	—	—	—	—	—	—	—	24	24	71	95	69	164	69	164	N/A	N/A
Zeposia	—	1	1	2	3	9	12	18	28	46	40	86	48	134	39	122	**	**
Breyanzi	—	—	—	—	—	—	—	—	17	17	30	47	40	87	40	87	N/A	N/A
Inrebic	12	15	27	13	40	15	55	16	16	32	22	54	20	74	5	19	33%	35%
Onureg	—	—	—	3	3	14	17	15	12	27	21	48	25	73	11	56	79%	**
Mature and other brands(a)	698	578	1,276	493	1,769	448	2,217	506	473	979	480	1,459	441	1,900	(7)	(317)	(2)%	(14)%

Total	$10,781	$10,129	$20,910	$10,540	$31,450	$11,068	$42,518	$11,073	$11,703	$22,776	$11,624	$34,400	$11,985	$46,385	$917	$3,867	8%	9%
**    In excess of +/- 100%.
(a)    Includes products that have lost exclusivity in major markets, over-the-counter (OTC) brands and royalty revenue.

BRISTOL-MYERS SQUIBB COMPANY
U.S. REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2020							2021							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Revlimid	$1,966	$2,048	$4,014	$2,080	$6,094	$2,197	$8,291	$1,958	$2,164	$4,122	$2,303	$6,425	$2,270	$8,695	3%	5%
Eliquis	1,777	1,363	3,140	1,118	4,258	1,227	5,485	1,923	1,722	3,645	1,315	4,960	1,496	6,456	22%	18%
Opdivo	1,008	956	1,964	1,018	2,982	963	3,945	944	1,076	2,020	1,062	3,082	1,120	4,202	16%	7%
Pomalyst/Imnovid	489	522	1,011	548	1,559	577	2,136	512	567	1,079	586	1,665	584	2,249	1%	5%
Orencia	500	554	1,054	588	1,642	626	2,268	536	593	1,129	644	1,773	637	2,410	2%	6%
Sprycel	300	308	608	336	944	351	1,295	275	325	600	346	946	351	1,297	—	—
Yervoy	257	254	511	309	820	304	1,124	294	328	622	313	935	330	1,265	9%	13%
Abraxane	205	218	423	236	659	214	873	225	234	459	211	670	228	898	7%	3%
Reblozyl	8	55	63	92	155	104	259	98	110	208	147	355	130	485	25%	87%
Empliciti	59	59	118	59	177	53	230	51	51	102	48	150	50	200	(6)%	(13)%
Abecma	—	—	—	—	—	—	—	—	24	24	67	91	67	158	N/A	N/A
Zeposia	—	1	1	2	3	7	10	13	20	33	32	65	34	99	**	**
Breyanzi	—	—	—	—	—	—	—	—	17	17	29	46	38	84	N/A	N/A
Inrebic	12	15	27	13	40	15	55	15	15	30	20	50	17	67	13%	22%
Onureg	—	—	—	3	3	14	17	14	12	26	21	47	22	69	57%	**
Mature and other brands(a)	185	134	319	140	459	130	589	152	130	282	152	434	146	580	12%	(2)%

Total(b)	$6,766	$6,487	$13,253	$6,542	$19,795	$6,782	$26,577	$7,010	$7,388	$14,398	$7,296	$21,694	$7,520	$29,214	11%	10%
**    In excess of +/- 100%.
(a)    Includes products that have lost exclusivity in major markets, OTC brands and royalty revenue.
(b)    Includes Puerto Rico.

BRISTOL-MYERS SQUIBB COMPANY
INTERNATIONAL REVENUES
QUARTERLY REVENUES TREND ANALYSIS
(Unaudited, dollars in millions)

	2020							2021							% Change(b)
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD

Revlimid	$949	$836	$1,785	$947	$2,732	$1,083	$3,815	$986	$1,038	$2,024	$1,044	$3,068	$1,058	$4,126	(2)%	8%
Eliquis	864	800	1,664	977	2,641	1,042	3,683	963	1,070	2,033	1,098	3,131	1,175	4,306	13%	17%
Opdivo	758	697	1,455	762	2,217	830	3,047	776	834	1,610	843	2,453	868	3,321	5%	9%
Pomalyst/Imnovid	224	223	447	229	676	258	934	261	287	548	265	813	270	1,083	5%	16%
Orencia	214	196	410	238	648	241	889	222	221	443	226	669	227	896	(6)%	1%
Sprycel	221	203	424	208	632	213	845	195	216	411	205	616	204	820	(4)%	(3)%
Yervoy	139	115	254	137	391	167	558	162	182	344	202	546	215	761	29%	36%
Abraxane	95	90	185	106	291	83	374	89	62	151	55	206	77	283	(7)%	(24)%
Reblozyl	—	—	—	4	4	11	15	14	18	32	13	45	21	66	91%	**
Empliciti	38	38	76	37	113	38	151	34	35	69	34	103	31	134	(18)%	(11)%
Abecma	—	—	—	—	—	—	—	—	—	—	4	4	2	6	N/A	N/A
Zeposia	—	—	—	—	—	2	2	5	8	13	8	21	14	35	**	**
Breyanzi	—	—	—	—	—	—	—	—	—	—	1	1	2	3	N/A	N/A
Inrebic	—	—	—	—	—	—	—	1	1	2	2	4	3	7	N/A	N/A
Onureg	—	—	—	—	—	—	—	1	—	1	—	1	3	4	N/A	N/A
Mature and other brands(a)	513	444	957	353	1,310	318	1,628	354	343	697	328	1,025	295	1,320	(7)%	(19)%

Total	$4,015	$3,642	$7,657	$3,998	$11,655	$4,286	$15,941	$4,063	$4,315	$8,378	$4,328	$12,706	$4,465	$17,171	4%	8%
**    In excess of +/- 100%.
(a)    Includes products that have lost exclusivity in major markets, OTC brands and royalty revenue.
(b)    The foreign exchange impact on international revenues was unfavorable 3% for the fourth quarter and favorable 3% year-to-date. The foreign exchange impact on key brands is included below.

	Quarter-to-Date			Year-to-Date
	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX	Revenue Change %	Favorable/ (Unfavorable) FX Impact %	Revenue Change % Excluding FX
Revlimid	(2)%	(3)%	1%	8%	3%	5%
Eliquis	13%	(3)%	16%	17%	3%	14%
Opdivo	5%	(3)%	8%	9%	2%	7%
Pomalyst/Imnovid	5%	(4)%	9%	16%	2%	14%
Orencia	(6)%	(4)%	(2)%	1%	2%	(1)%
Sprycel	(4)%	(5)%	1%	(3)%	1%	(4)%
Yervoy	29%	(3)%	32%	36%	2%	34%
Abraxane	(7)%	(1)%	(6)%	(24)%	3%	(27)%
Empliciti	(18)%	(6)%	(12)%	(11)%	—	(11)%

BRISTOL-MYERS SQUIBB COMPANY
SPECIFIED ITEMS
(Unaudited, dollars in millions)

	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Inventory purchase price accounting adjustments	$1,420	$714	$2,134	$456	$2,590	$98	$2,688	$79	$88	$167	$97	$264	$—	$264
Intangible asset impairment	—	—	—	—	—	575	575	315	—	315	—	315	—	315
Employee compensation charges	2	1	3	—	3	1	4	—	—	—	—	—	—	—
Site exit and other costs	16	13	29	3	32	1	33	23	1	24	—	24	—	24
Cost of products sold	1,438	728	2,166	459	2,625	675	3,300	417	89	506	97	603	—	603

Employee compensation charges	15	12	27	7	34	241	275	—	1	1	—	1	—	1
Site exit and other costs	6	(1)	5	(1)	4	—	4	(1)	—	(1)	1	—	2	2
Marketing, selling and administrative	21	11	32	6	38	241	279	(1)	1	—	1	1	2	3

License and asset acquisition charges	25	300	325	203	528	475	1,003	—	780	780	200	980	—	980
IPRD impairments	—	—	—	—	—	470	470	—	230	230	610	840	—	840
Inventory purchase price accounting adjustments	17	—	17	8	25	11	36	—	—	—	1	1	—	1
Employee compensation charges	18	15	33	8	41	241	282	1	—	1	—	1	—	1
Site exit and other costs	56	39	95	4	99	16	115	—	—	—	1	1	—	1
Research and development	116	354	470	223	693	1,213	1,906	1	1,010	1,011	812	1,823	—	1,823

IPRD charge - MyoKardia acquisition	—	—	—	—	—	11,438	11,438	—	—	—	—	—	—	—

Amortization of acquired intangible assets	2,282	2,389	4,671	2,491	7,162	2,526	9,688	2,513	2,547	5,060	2,546	7,606	2,417	10,023

Interest expense(a)	(41)	(41)	(82)	(40)	(122)	(37)	(159)	(34)	(28)	(62)	(29)	(91)	(29)	(120)
Royalties and licensing income	(83)	(18)	(101)	(53)	(154)	(14)	(168)	(14)	(15)	(29)	—	(29)	(43)	(72)
Equity investment (gains)/losses	339	(818)	(479)	(214)	(693)	(463)	(1,156)	(608)	(154)	(762)	(465)	(1,227)	469	(758)
Integration expenses	174	166	340	195	535	182	717	141	152	293	141	434	130	564
Contingent consideration	556	(165)	391	(988)	(597)	(1,160)	(1,757)	(510)	—	(510)	—	(510)	(32)	(542)
Loss on debt redemption	—	—	—	—	—	—	—	281	—	281	—	281	—	281
Provision for restructuring	160	115	275	176	451	79	530	45	78	123	27	150	19	169
Litigation and other settlements	—	—	—	—	—	(239)	(239)	—	—	—	—	—	—	—
Divestiture (gains)/losses	(16)	9	(7)	1	(6)	(49)	(55)	—	(11)	(11)	2	(9)	—	(9)
Reversion excise tax	76	—	76	—	76	—	76	—	—	—	—	—	—	—
Other (income)/expense, net	1,165	(752)	413	(923)	(510)	(1,701)	(2,211)	(699)	22	(677)	(324)	(1,001)	514	(487)

Increase to pretax income	5,022	2,730	7,752	2,256	10,008	14,392	24,400	2,231	3,669	5,900	3,132	9,032	2,933	11,965

Income taxes on items above	(291)	(3)	(294)	(405)	(699)	(1,034)	(1,733)	(300)	(388)	(688)	(183)	(871)	(251)	(1,122)
Income taxes attributed to Otezla® divestiture	—	255	255	11	266	—	266	—	—	—	—	—	—	—
Income taxes attributed to internal transfers of intangible assets	—	853	853	—	853	—	853	—	—	—	—	—	(983)	(983)
Income taxes	(291)	1,105	814	(394)	420	(1,034)	(614)	(300)	(388)	(688)	(183)	(871)	(1,234)	(2,105)

Increase to net earnings	$4,731	$3,835	$8,566	$1,862	$10,428	$13,358	$23,786	$1,931	$3,281	$5,212	$2,949	$8,161	$1,699	$9,860
(a)    Includes amortization of purchase price adjustments to Celgene debt.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF CERTAIN GAAP LINE ITEMS TO CERTAIN NON-GAAP LINE ITEMS
(Unaudited, dollars in millions)

	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$7,119	$7,430	$14,549	$8,038	$22,587	$8,158	$30,745	$8,232	$9,251	$17,483	$9,333	$26,816	$9,629	$36,445
Specified items(a)	1,438	728	2,166	459	2,625	675	3,300	417	89	506	97	603	—	603
Gross profit excluding specified items	8,557	8,158	16,715	8,497	25,212	8,833	34,045	8,649	9,340	17,989	9,430	27,419	9,629	37,048

Marketing, selling and administrative	1,606	1,628	3,234	1,706	4,940	2,721	7,661	1,666	1,882	3,548	1,788	5,336	2,354	7,690
Specified items(a)	(21)	(11)	(32)	(6)	(38)	(241)	(279)	1	(1)	—	(1)	(1)	(2)	(3)
Marketing, selling and administrative excluding specified items	1,585	1,617	3,202	1,700	4,902	2,480	7,382	1,667	1,881	3,548	1,787	5,335	2,352	7,687

Research and development	2,372	2,522	4,894	2,499	7,393	3,750	11,143	2,225	3,271	5,496	3,251	8,747	2,607	11,354
Specified items(a)	(116)	(354)	(470)	(223)	(693)	(1,213)	(1,906)	(1)	(1,010)	(1,011)	(812)	(1,823)	—	(1,823)
Research and development excluding specified items	2,256	2,168	4,424	2,276	6,700	2,537	9,237	2,224	2,261	4,485	2,439	6,924	2,607	9,531

IPRD charge - MyoKardia acquisition	—	—	—	—	—	11,438	11,438	—	—	—	—	—	—	—
Specified items(a)	—	—	—	—	—	(11,438)	(11,438)	—	—	—	—	—	—	—
IPRD charge - MyoKardia acquisition excluding specified items	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Amortization of acquired intangible assets	2,282	2,389	4,671	2,491	7,162	2,526	9,688	2,513	2,547	5,060	2,546	7,606	2,417	10,023
Specified items(a)	(2,282)	(2,389)	(4,671)	(2,491)	(7,162)	(2,526)	(9,688)	(2,513)	(2,547)	(5,060)	(2,546)	(7,606)	(2,417)	(10,023)
Amortization of acquired intangible assets excluding specified items	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Other (income)/expense, net	1,163	(736)	427	(915)	(488)	(1,826)	(2,314)	(702)	(2)	(704)	(409)	(1,113)	393	(720)
Specified items(a)	(1,165)	752	(413)	923	510	1,701	2,211	699	(22)	677	324	1,001	(514)	487
Other (income)/expense, net excluding specified items	(2)	16	14	8	22	(125)	(103)	(3)	(24)	(27)	(85)	(112)	(121)	(233)
(a)    Refer to the Specified Items schedule for further details.

For a description of Non-GAAP financial information, see Bristol Myers Squibb "Use of non-GAAP Financial Information" herein.

BRISTOL-MYERS SQUIBB COMPANY
RECONCILIATION OF GAAP TO NON-GAAP EPS
(Unaudited, dollars and shares in millions except per share data)

	2020							2021
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Earnings/(loss) before income taxes	$(304)	$1,627	$1,323	$2,257	$3,580	$(10,451)	$(6,871)	$2,530	$1,553	$4,083	$2,157	$6,240	$1,858	$8,098
Specified items(a)	5,022	2,730	7,752	2,256	10,008	14,392	24,400	2,231	3,669	5,900	3,132	9,032	2,933	11,965
Earnings before income taxes excluding specified items	4,718	4,357	9,075	4,513	13,588	3,941	17,529	4,761	5,222	9,983	5,289	15,272	4,791	20,063

Provision/(Benefit) for income taxes	462	1,707	2,169	379	2,548	(424)	2,124	501	492	993	605	1,598	(514)	1,084
Income taxes on specified items(a)	291	3	294	405	699	1,034	1,733	300	388	688	183	871	251	1,122
Income taxes attributed to Otezla® divestiture(a)	—	(255)	(255)	(11)	(266)	—	(266)	—	—	—	—	—	—	—
Income taxes attributed to internal transfers of intangible assets(a)	—	(853)	(853)	—	(853)	—	(853)	—	—	—	—	—	983	983
Provision for income taxes excluding tax on specified items and income taxes attributed to Otezla® divestiture and internal transfers of intangible assets	753	602	1,355	773	2,128	610	2,738	801	880	1,681	788	2,469	720	3,189

Noncontrolling Interest	9	5	14	6	20	—	20	8	6	14	6	20	—	20
Specified items(a)	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Noncontrolling Interest excluding specified items	9	5	14	6	20	—	20	8	6	14	6	20	—	20

Net Earnings/(Loss) Attributable to BMS used for Diluted EPS Calculation - GAAP	(775)	(85)	(860)	1,872	1,012	(10,027)	(9,015)	2,021	1,055	3,076	1,546	4,622	2,372	6,994
Specified items(a)	4,731	3,835	8,566	1,862	10,428	13,358	23,786	1,931	3,281	5,212	2,949	8,161	1,699	9,860
Net Earnings Attributable to BMS used for Diluted EPS Calculation excluding specified items - Non-GAAP	3,956	3,750	7,706	3,734	11,440	3,331	14,771	3,952	4,336	8,288	4,495	12,783	4,071	16,854

Weighted-average Common Shares Outstanding - Diluted-GAAP	2,258	2,263	2,261	2,290	2,295	2,252	2,258	2,265	2,252	2,258	2,243	2,253	2,219	2,245
Weighted-average Common Shares Outstanding - Diluted-Non-GAAP	2,298	2,297	2,298	2,290	2,295	2,286	2,293	2,265	2,252	2,258	2,243	2,253	2,219	2,245

Diluted Earnings/(Loss) Per Share - GAAP*	$(0.34)	$(0.04)	$(0.38)	$0.82	$0.44	$(4.45)	$(3.99)	$0.89	$0.47	$1.36	$0.69	$2.05	$1.07	$3.12
Diluted Earnings Per Share Attributable to specified items(a)	2.06	1.67	3.73	0.81	4.54	5.91	10.43	0.85	1.46	2.31	1.31	3.62	0.76	4.39
Diluted Earnings Per Share - Non-GAAP*	$1.72	$1.63	$3.35	$1.63	$4.98	$1.46	$6.44	$1.74	$1.93	$3.67	$2.00	$5.67	$1.83	$7.51

Effective Tax Rate	(152.0)%	104.9%	163.9%	16.8%	71.2%	4.1%	(30.9)%	19.8%	31.7%	24.3%	28.0%	25.6%	(27.7)%	13.4%
Specified items(a)	168.0%	(91.1)%	(149.0)%	0.3%	(55.5)%	11.4%	46.5%	(3.0)%	(14.8)%	(7.5)%	(13.1)%	(9.4)%	42.7%	2.5%
Effective Tax Rate excluding specified items	16.0%	13.8%	14.9%	17.1%	15.7%	15.5%	15.6%	16.8%	16.9%	16.8%	14.9%	16.2%	15.0%	15.9%
*    Quarterly amounts may not add to the year-to-date amounts, as each period is computed on a discrete basis.
(a)    Refer to the Specified Items schedule for further details. Effective tax rate on the Specified Items represents the difference between the GAAP and Non-GAAP effective tax rate.

For a description of Non-GAAP financial information, see Bristol Myers Squibb "Use of non-GAAP Financial Information" herein.

BRISTOL-MYERS SQUIBB COMPANY
SELECTED BALANCE SHEET INFORMATION
(Unaudited, dollars in millions)

	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021
Cash and cash equivalents	$15,817	$19,934	$19,435	$14,546	$10,982	$11,024	$13,540	$13,979
Marketable debt securities - current	2,505	1,724	1,720	1,285	1,948	1,946	2,123	2,987
Marketable debt securities - non-current	651	523	495	433	288	143	46	—
Cash, cash equivalents and marketable debt securities	18,973	22,181	21,650	16,264	13,218	13,113	15,709	16,966

Short-term debt obligations	(3,862)	(4,819)	(3,585)	(2,340)	(1,777)	(2,655)	(5,065)	(4,948)
Long-term debt	(42,844)	(41,853)	(41,364)	(48,336)	(44,505)	(42,503)	(39,677)	(39,605)
Net debt position	$(27,733)	$(24,491)	$(23,299)	$(34,412)	$(33,064)	$(32,045)	$(29,033)	$(27,587)

BRISTOL-MYERS SQUIBB COMPANY
2022 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS
EXCLUDING PROJECTED SPECIFIED ITEMS

	Full Year 2022
	Pre-tax	Tax	After-tax
Projected Diluted Earnings Attributable to Shareholders per Common Share - GAAP			$3.37 to $3.67

Projected Specified Items:
Purchase price accounting adjustments(a)	4.54	0.41	4.13
Acquisition, restructuring and integration expenses(b)	0.23	0.06	0.17
Other	(0.04)	(0.02)	(0.02)
Total	4.73	0.45	4.28

Projected Diluted Earnings Attributable to Shareholders per Common Share - Non-GAAP			$7.65 to $7.95
(a)    Includes amortization of acquired intangible assets, unwind of inventory purchase price adjustments and amortization of fair value adjustments of debt assumed from Celgene.
(b)    Includes acquisition-related restructuring and integration expenses recognized primarily in Other (income)/expense, net.

The following table summarizes the company's 2022 financial guidance:

Line item	GAAP	Non-GAAP

Revenues	Increasing low-single digits	Increasing low-single digits

Gross margin	Approximately 78%	Approximately 78%

Operating expenses(c)	Decreasing by approximately 10%	In-line with 2021

Effective tax rate	Approximately 24%	Approximately 16.5%
(c)    Operating expenses consist of marketing, selling and administrative expenses and research and development expenses.

The GAAP financial results for the full year of 2022 will include specified items, including but not limited to purchase price accounting adjustments, integration expenses, charges associated with restructuring, downsizing and streamlining worldwide operations. The 2022 financial guidance excludes the impact of any potential future strategic acquisitions and divestitures and any specified items that have not yet been identified and quantified. For a fuller discussion of items that could impact full year GAAP results, as well as the use of non-GAAP financial information, see Bristol Myers Squibb Reports Fourth Quarter and Full-Year Financial Results for 2021 on February 4, 2022, including “2022 Financial Guidance” and “Use of non-GAAP Financial Information” therein.

BRISTOL-MYERS SQUIBB COMPANY
USE OF NON-GAAP FINANCIAL INFORMATION

In discussing financial results and guidance, the company refers to financial measures that are not in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The non-GAAP financial measures are provided as supplemental information to the financial measures presented in this supplementary information to the earnings release that are calculated and presented in accordance with GAAP and are presented because management has evaluated the company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This information is among the primary indicators that we use as a basis for evaluating performance, allocating resources, setting incentive compensation targets and planning and forecasting for future periods. In addition, non-GAAP gross margin, which is gross profit excluding certain specified items as a percentage of revenues, non-GAAP marketing, selling and administrative expenses, which is marketing, selling and administrative expense excluding certain specified items, and non-GAAP research and development expenses, which is research and development expenses excluding certain specified items, are relevant and useful for investors because they allow investors to view performance in a manner similar to the method used by our management and make it easier for investors, analysts and peers to compare our operating performance to other companies in our industry and to compare our year-over-year results.

This supplementary information to the earnings release also provides certain revenues and expenses as well as non-GAAP measures excluding the impact of foreign exchange. We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results.

Non-GAAP financial measures such as non-GAAP earnings and related EPS information are adjusted to exclude certain costs, expenses, gains and losses and other specified items that are evaluated on an individual basis after considering their quantitative and qualitative aspects and typically have one or more of the following characteristics, such as being highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of past or future operating results. These items are excluded from non-GAAP earnings and related EPS information because the company believes they neither relate to the ordinary course of the company’s business nor reflect the company’s underlying business performance. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods, including amortization of acquired intangible assets, including product rights that generate a significant portion of our ongoing revenue and will recur until the intangible assets are fully amortized, unwind of inventory purchase price adjustments, acquisition and integration expenses, restructuring costs, accelerated depreciation and impairment of property, plant and equipment and intangible assets, R&D charges or other income resulting from up-front or contingent milestone payments in connection with the acquisition or licensing of third-party intellectual property rights, divestiture gains or losses, stock compensation resulting from accelerated vesting of Celgene awards, certain retention-related employee compensation charges related to the Celgene transaction, pension, legal and other contractual settlement charges, equity investment and contingent value rights fair value adjustments (including fair value adjustments attributed to limited partnership equity method investments beginning in 2021) and amortization of fair value adjustments of debt acquired from Celgene in our 2019 exchange offer, among other items. Certain other significant tax items are also excluded such as the impact resulting from internal transfers due to streamlining our legal entity structure subsequent to the Celgene acquisition and the global intangible low taxed income tax change upon finalization of the Otezla* divestiture in 2020. Deferred and current income taxes attributed to these items are also adjusted for considering their individual impact to the overall tax expense, deductibility and jurisdictional tax rates.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related financial measures presented in the press release that are prepared in accordance with GAAP and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

Reconciliations of the non-GAAP financial measures to the most comparable GAAP measures are provided in the accompanying financial tables. Within the accompanying financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Percentages and earnings per share amounts presented are calculated from the underlying amounts.

Also note that a reconciliation of the forward-looking revenue (ex-FX), free cash flow and non-GAAP operating margin measures is not provided due to the inherent difficulty in forecasting and quantifying items that are necessary for such reconciliation. Namely, we are not able to reliably predict the impact of specified items or currency exchange rates beyond the next twelve months. As a result, the reconciliation of these non-GAAP measures to the most directly comparable GAAP measures is not available without unreasonable effort. In addition, the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results.